Offerings - Offering: 1	Oct. 16, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.20% Debentures, Due 2035
Amount Registered | shares	300,000,000
Maximum Aggregate Offering Price	$ 307,353,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 42,445.45
Offering Note	The maximum aggregate amount of the securities to which the prospectus relates is $307,353,000. The prospectus is a final prospectus for the related offering.